Exhibit 99.2 Financial Results First Quarter Fiscal Year 2019 Quarter Ended September 30, 2018 Supplementary Information to November 7, 2018 Earnings Conference Call LastingLasting relationships. relationships. Global Global success. success.

Safe Harbor Statement Certain statements contained within this supplementary information and any statements made during our earnings conference call today may be considered forward-looking under the Private Securities Litigation Reform Act of 1995 and are subject to risks and uncertainties including, but not limited to, successful integration of acquisitions and new operations, global economic conditions, geopolitical environment, significant reductions in volumes and order patterns from key contract customers, loss of key customers or suppliers, financial stability of key customers and suppliers, availability or cost of raw materials, impact related to tariffs and other trade barriers, and increased competitive pricing pressures reflecting excess industry capacities.  Additional cautionary statements regarding other risk factors that could have an effect on the future performance of Kimball Electronics, Inc. (the “Company”) are contained in the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2018, our earnings release, and other filings with the Securities and Exchange Commission (the “SEC”). This supplementary information contains non-GAAP financial measures. A non-GAAP financial measure is a numerical measure of a company’s financial performance that excludes or includes amounts so as to be different than the most directly comparable measure calculated and presented in accordance with Generally Accepted Accounting Principles (GAAP) in the United States in the statement of income, statement of comprehensive income, balance sheet, statement of cash flows, or statement of equity of the company. The non-GAAP financial measures contained herein include Adjusted Operating Income, Adjusted Net Income, Adjusted EBITDA, and Return on Invested Capital (ROIC), which have been adjusted for proceeds from a lawsuit settlement and provisional tax items related to the U.S. Tax Cuts and Jobs Act (“Tax Reform”) enacted in December 2017. Management believes it is useful for investors to understand how its core operations performed without the effects of incremental costs related to the lawsuit proceeds, the bargain purchase gain, and provisional tax items related to Tax Reform. Excluding these amounts allows investors to meaningfully trend, analyze, and benchmark the performance of the Company’s core operations. Many of the Company’s internal performance measures that management uses to make certain operating decisions use these and other non-GAAP measures to enable meaningful trending of core operating metrics. 2 LastingLasting relationships. relationships. Global Global success. success.

(Unaudited) Net Sales $290 +5% $284 from Q1'18 $280 $277 $270 $266 $260 $258 $253 s $250 n o i l l i $241 M n I $240 $233 $230 $230 $220 $210 $200 Q2'17 Q3'17 Q4'17 Q1'18 Q2'18 Q3'18 Q4'18 Q1'19 3 LastingLasting relationships. relationships. Global Global success. success.

(Unaudited) Net Sales Mix by Vertical Market 100% 2% 2% 2% 1% 1% 1% 1% 1% 7% 6% 5% 6% 6% 7% 9% 8% 90% 19% 20% 21% 22% 80% 21% 22% 23% 22% 70% 27% 60% 28% s 31% e 28% l 28% 30% 31% a 26% S 50% f o % 40% 30% 45% 48% 20% 42% 40% 40% 40% 41% 40% 10% 0% Q2'17 Q3'17 Q4'17 Q1'18 Q2'18 Q3'18 Q4'18 Q1'19 Automotive Medical Industrial Public Safety Other 4 LastingLasting relationships. relationships. Global Global success. success.

(Unaudited) Gross Margin %(1) 10.0% 8.9% 9.0% 8.2% 8.0% 8.1% 8.1% 8.0% 7.7% 7.4% * 7.0% 6.8% 6.0% s e l a S 5.0% f o % 4.0% 3.0% 2.0% 1.0% 0.0% Q2'17 Q3'17 Q4'17 Q1'18 Q2'18 Q3'18 Q4'18 Q1'19 (1) Prior period amount denoted by * has been restated to reflect retrospective adoption of new accounting guidance on improving the presentation of net periodic pension cost and net periodic postretirement benefit cost. 5 LastingLasting relationships. relationships. Global Global success. success.

(Unaudited) Selling & Administrative Expense (%)(1) 5.0% 4.5% 4.2% 4.2% 4.2% 4.1% s e l a S 4.0% * f 3.9% 3.9% 3.9% o % 3.6% 3.5% 3.0% Q2'17 Q3'17 Q4'17 Q1'18 Q2'18 Q3'18 Q4'18 Q1'19 (1) Prior period amount denoted by * has been restated to reflect retrospective adoption of new accounting guidance on improving the presentation of net periodic pension cost and net periodic postretirement benefit cost. 6 LastingLasting relationships. relationships. Global Global success. success.

(Unaudited) Adjusted Operating Income(1)(2) (Excludes lawsuit settlement proceeds) $14.0 6.0% $12.2 $12.0 5.5% $11.1* $11.3 * 5.3% $10.1* 5.0% $10.0 $9.5 $9.5 * $8.4* 4.5% s s $8.0 e n l o a i $6.9 l l S i 4.0% 4.1% 4.1% f M o n I $6.0 3.9% 3.9% % 3.8% 3.5% 3.5% $4.0 3.0% $2.0 2.6% 2.5% $0.0 2.0% Q2'17 Q3'17 Q4'17 Q1'18 Q2'18 Q3'18 Q4'18 Q1'19 Adj Op Income % of Net Sales (1) Adjusted Operating Income is a Non-GAAP measure – refer to Reconciliation of Non-GAAP Results on the final slide of this supplementary information. (2) Prior period amounts denoted by * have been restated to reflect retrospective adoption of new accounting guidance on improving the presentation of net periodic pension cost and net periodic postretirement benefit cost. 7 LastingLasting relationships. relationships. Global Global success. success.

(Unaudited) Adjusted Net Income(1) (Excludes lawsuit settlement proceeds and provisional tax items due to Tax Reform) $11.0 $10.7 $10.0 $9.0 $8.5 $8.1 $8.1 $8.2 $7.8 $8.0 $7.2 $7.0 s n $6.0 o i l l i $5.0 M n $5.0 I $4.0 $3.0 $2.0 $1.0 $0.0 Q2'17 Q3'17 Q4'17 Q1'18 Q2'18 Q3'18 Q4'18 Q1'19 (1) Adjusted Net Income is a Non-GAAP measure – refer to Reconciliation of Non-GAAP Results on the final slide of this supplementary information. 8 LastingLasting relationships. relationships. Global Global success. success.

(Unaudited) Adjusted EBITDA(1) (Excludes lawsuit settlement proceeds) $22.0 10.0% $20.1 $20.0 $17.3 $17.2 $18.0 $17.0 $17.1 8.0% $16.0 $16.1 $16.0 7.4% 7.1% 6.9% 6.8% $13.5 $14.0 6.7% 6.6% 6.0% s s 6.2% e n $12.0 l o a i l l S i f M $10.0 5.1% o n I % 4.0% $8.0 $6.0 $4.0 2.0% $2.0 $0.0 0.0% Q2'17 Q3'17 Q4'17 Q1'18 Q2'18 Q3'18 Q4'18 Q1'19 Adjusted EBITDA Adjusted EBITDA % of Sales (1) Adjusted EBITDA is a Non-GAAP measure - refer to Reconciliation of Non-GAAP Results on the final slide of this supplementary information. 9 LastingLasting relationships. relationships. Global Global success. success.

(Unaudited) Return on Invested Capital(1)(2)(3) (Excludes lawsuit settlement proceeds) 14.0% 12.0% 10.3% 10.2% 10.3% 10.2% 10.1% 9.8% 10.0% 10.0% 9.3% 8.0% % C I O R 6.0% 4.0% 2.0% 0.0% Q2'17 Q3'17 Q4'17 Q1'18 Q2'18 Q3'18 Q4'18 Q1'19 (1) We define ROIC as after tax adjusted operating income for the trailing twelve months divided by average invested capital for the last five quarters. (2) Prior period amounts have been restated to reflect our calculation change of ROIC from after tax annualized adjusted operating income divided by average invested capital and to reflect the retrospective adoption of new accounting guidance on improving the presentation of net periodic pension cost and net periodic postretirement benefit cost. (3) ROIC is a Non-GAAP measure - refer to Reconciliation of Non-GAAP Results on the final slide of this supplementary information. 10 LastingLasting relationships. relationships. Global Global success. success.

(Unaudited) Operating Cash Flow $25.0 $19.3 $20.0 $15.0 $12.1 $12.0 $11.6 $9.5 $10.0 $8.7 s n o i l l i $5.0 M n I $0.0 ($0.2) -$5.0 -$10.0 ($10.0) -$15.0 Q2'17 Q3'17 Q4'17 Q1'18 Q2'18 Q3'18 Q4'18 Q1'19 11 LastingLasting relationships. relationships. Global Global success. success.

Capital Expenditures and (Unaudited) Depreciation & Amortization(1) $12.0 $10.0 $9.4 $8.7 $8.3 $8.0 $7.2 s $6.3 n $6.1 o i $6.8 $6.8 $6.8 l l i $6.0 $6.4 $6.4 $6.4 M $6.1 n I $5.7 $4.8 $4.4 $4.0 $2.0 $0.0 Q2'17 Q3'17 Q4'17 Q1'18 Q2'18 Q3'18 Q4'18 Q1'19 Cap Ex Depr & Amort (1) Capital Expenditures include purchases of capitalized software. 12 LastingLasting relationships. relationships. Global Global success. success.

Reconciliation of Non-GAAP Results (Unaudited) Q2'17 Q3'17 Q4'17 Q1'18 Q2'18 Q3'18 Q4'18 Q1'19 Operating Income, as reported (1) $ 12,172 $ 9,468 $ 8,405 $ 9,523 $ 10,119 $ 11,130 $ 11,266 $ 7,032 Less: Lawsuit Proceeds — — — — — — — 92 Adjusted Operating Income (1) $ 12,172 $ 9,468 $ 8,405 $ 9,523 $ 10,119 $ 11,130 $ 11,266 $ 6,940 Net Income (Loss), as reported $ 7,812 $ 8,117 $ 8,128 $ 8,480 $ (8,347) $ 10,835 $ 5,784 $ 5,069 Add: Provisional Tax Adj. from Tax Reform — — — — 16,580 (130) 1,409 — Less: Lawsuit Proceeds — — — — — — — 70 Adjusted Net Income $ 7,812 $ 8,117 $ 8,128 $ 8,480 $ 8,233 $ 10,705 $ 7,193 $ 4,999 Adjusted Net Income $ 7,812 $ 8,117 $ 8,128 $ 8,480 $ 8,233 $ 10,705 $ 7,193 $ 4,999 Add Interest, net 46 41 104 98 95 126 135 383 Add Depreciation & Amortization 5,716 6,072 6,403 6,369 6,386 6,824 6,797 6,755 Add Taxes 3,415 1,754 1,444 2,355 2,353 2,424 3,032 1,387 Adjusted EBITDA $ 16,989 $ 15,984 $ 16,079 $ 17,302 $ 17,067 $ 20,079 $ 17,157 $ 13,524 Operating Income (GAAP) (TTM) (1)(3) $ 40,671 $ 43,115 $ 42,780 $ 39,568 $ 37,515 $ 39,177 $ 42,038 $ 39,547 Less: Lawsuit Proceeds (TTM) $ 4,005 $ 4,005 $ 4,005 $ — $ — $ — $ — $ 92 Adj. Operating Income (non-GAAP) (TTM) (1)(3) $ 36,666 $ 39,110 $ 38,775 $ 39,568 $ 37,515 $ 39,177 $ 42,038 $ 39,455 Tax Effect (TTM) (1)(3) $ 8,003 $ 9,845 $ 8,627 $ 8,723 $ 7,269 $ 7,642 $ 9,715 $ 9,152 After Tax Adj. Operating Income (TTM) (1)(3) $ 28,663 $ 29,265 $ 30,148 $ 30,845 $ 30,246 $ 31,535 $ 32,323 $ 30,303 Average Invested Capital (2)(3) $ 277,291 $ 285,547 $ 293,516 $ 302,721 $ 308,339 $ 315,751 $ 319,074 $ 326,168 ROIC (1)(3) 10.3% 10.2% 10.3% 10.2% 9.8% 10.0% 10.1% 9.3% (1) Prior period amounts have been restated to reflect the retrospective adoption of new accounting guidance on improving the presentation of net periodic pension cost and net periodic postretirement benefit cost. (2) Average Invested Capital is computed using the Share Owners equity plus current and non-current debt less cash and cash equivalents averaged for the last five quarters. (3) Prior period amounts have been restated to reflect our calculation change of ROIC from after tax annualized adjusted operating income divided by average invested capital to after tax adjusted operating income for the trailing twelve months (TTM) divided by average invested capital for the last five quarters. 13 LastingLasting relationships. relationships. Global Global success. success.